AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
August 2013

For the month of August 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of-0.72% and a net return of -0.76%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.51% for the month.

August gross relative performance: -0.21%

Performance for periods ended August 31, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(3.13%)	(2.60%)	2.90%	5.29%	5.18%
HIT Total Net Rate of Return	(3.41%)	(3.02%)	2.46%	4.84%	4.75%
Barclays Capital Aggregate Bond Index	(2.81%)	(2.47%)	2.58%	4.93%	4.77%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s slightly short relative duration as interest rates increased across the yield curve.  Two-, 5-, 10-, and 30-year Treasury rates rose by 9, 26, 21, and 6 basis points (bps), respectively.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 7, -17, -14, and -36 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 89% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of August.

Negative contributions to the HIT’s performance included:

●
Weak performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries widened across most products. Ginnie Mae permanent and construction/permanent loan certificate spreads expanded relative to Treasuries by 18 bps and 23 bps, respectively. While the benchmark Fannie Mae multifamily DUS 10/9.5 securities spreads were unchanged, other DUS structures widened relative to Treasuries by approximately

AFL-CIO HOUSING INVESTMENT TRUST                                              August 2013 Performance Commentary

3 bps. Mitigating this weak multifamily MBS performance was the fact that corporate bonds posted the worst performance of the major components of the index, with excess returns of -11 bps.   The HIT does not invest in corporate bonds, whereas the sector comprised 21.7% of the index as of August 31, 2013.

●
The portfolio’s underweight to agency fixed-rate single family mortgage-backed securities (RMBS), as this sector was the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 20 bps.  As of August 31, 2013, the HIT had 24.4% allocated to RMBS compared to 29.4% for the index.

●
The portfolio’s underweight to Treasuries, the second best performing major sector in the Barclays Aggregate on an excess return basis.  As of the end of August, the HIT had a 6.6% allocation to Treasuries versus 36.4% for the index.

August 2013 Sector Performance

Sector	AbsoluteReturn	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.49%	0	5.09
Agencies	-0.51%	-13	4.00
Single family agency MBS (RMBS)	-0.29%	+20	5.57
Corporates	-0.70%	-11	6.80
Commercial MBS (CMBS)	-0.41%	-10	3.17
Asset-backed securities (ABS)	-0.21%	+4	2.64
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	7/31/13	8/31/13	Change
1 Month	0.023%	0.023%	0.000%
3 Month	0.038%	0.023%	-0.015%
6 Month	0.068%	0.053%	-0.015%
1 Year	0.107%	0.117%	0.010%
2 Year	0.311%	0.401%	0.090%
3 Year	0.592%	0.782%	0.191%
5 Year	1.379%	1.642%	0.263%
7 Year	2.001%	2.252%	0.251%
10 Year	2.577%	2.785%	0.208%
30 Year	3.636%	3.700%	0.064%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.